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                                                                       EXHIBIT 1

    The undersigned agree that the statement to which this Exhibit is attached, and any amendment thereto, is filed on behalf of each of them in the capacities set forth below.

                                       TRANSWORLD HOME HEALTHCARE, INC.
Dated:  January 17, 1997

                                       By /s/ Vincent J. Caruso
                                          --------------------------------
                                          Vincent J. Caruso
                                          Executive Vice President

                                       HYPERION PARTNERS II L.P.
                                       By:  Hyperion Ventures II L.P.,
                                            its general partner
                                            By:  Hyperion Funding II Corp.,
                                                 its general partner

                                                 By /s/Scott A. Shay
                                                    -----------------------
                                                    Scott A. Shay
                                                    Executive Vice
                                                    President

                                       HYPERION VENTURES II L.P.
                                       By:  Hyperion Funding II Corp.,
                                            its general partner

                                            By /s/Scott A. Shay
                                               ---------------------------
                                               Scott A. Shay
                                               Executive Vice President

                                       HYPERION FUNDING II CORP.

                                       By /s/Scott A. Shay
                                          --------------------------------
                                          Scott A. Shay
                                          Executive Vice President


                                       /s/Lewis S. Ranieri
                                       -----------------------------------
                                       Lewis S. Ranieri, individually


                                       /s/Scott A. Shay
                                       -----------------------------------
                                       Scott A. Shay, individually


                                       IMH ACQUISITION CORP.


                                       By /s/ Vincent J. Caruso
                                          --------------------------------
                                          Vincent J. Caruso
                                          Executive Vice President